Exhibit 10.15

CONFIDENTIAL TREATMENT

DocuSign Envelope ID: 054727D6-3932-4E3D-9B4B-F5A04EC8C6A7
Status: Pending Order Date: 04-12-2010 Revision Number: 1 Date: 04-20-2010

Kayak Insertion Order: IO03294

Insertion Order Details

Customer IO/PO#	:		Contract Total Spend : [ ]* Flight Dates: 04-22-2010 to 05-21-2010
Agency	:
Advertiser	:	Expedia
Client Campaign	:	Expedia Smart Ad Test 0410

IO Contact:

Company Name : Expedia

Sales Contact : Kathryn Kennedy

Title: Director, NA Online Partnership Marketing

Email : kkennedy@expedia.com

Phone : (425) 679-7813

Fax : (425) 679-7240 main fax

Street Address : 3150 139th Ave. SE

City : Bellevue

State : WA

Zip Code : 98005

Bill To:

Company Name: Expedia

Attention: SEM Billing Account

Title:

Email: sembilling@expedia.com

Phone: (425) 679-7200 main line

Fax: (425) 679-7240 main fax

Street Address: 3150 139th Ave. SE

City/State: Bellevue WA

Zip: 98005

Kayak Sales Contact:

Contact: Rich Bratton

Title: Advertising Sales Director

Email: rich@kayak.com

Phone: (702) 685-1353

Fax: (408) 521-3150

Kayak Trafficking & Billing Contact:

Contact: Jason Adams

Email: jadams@kayak.com

Phone: (408) 207-1911

Flight Dates

Start	End	Property(ies)/Product/Ad Size	Vertical/Targeting Type/Target	Quantity	Cost Model	Rate	Spend
4-22-10	5-21-10	Kayak/SideStep Smart Ad 160x600	Hotels	[]*	CPM	[]*	[]*
4-22-10	5-21-10	Kayak/SideStep Smart Ad 180x150	Hotels	[]*	CPM	[]*	[]*
4-22-10	5-21-10	Kayak/SideStep Smart Ad 160x600	Flight World	[]*	CPM	[]*	[]*
4-22-10	5-21-10	Kayak/SideStep Smart Ad 180x150	Flight World	[]*	CPM	[]*	[]*
Total: []*

Legal Terms and Conditions

Except as expressly set forth in the Modified or Additional Terms section below, this Insertion Order is a contract governed by law and by the Standard Terms and Conditions for Internet Advertising for Media Buys of One Year or Less v 2.0 (the “IAB Terms”) which terms are set forth below in full. If there is a conflict between the Modified or Additional Terms set forth below and the IAB Terms, the Modified or Additional Terms shall govern.

Modified or Additional Terms:

Bill Terms: Kayak Software Corporation	Payment Terms: Net 30
Termination: Either Kayak or Agency /Advertiser may terminate this insertion Order with 7 days prior written notice after 7 days of start date.	Legal Terms: Kayak Software Corporation

*  CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

DocuSign Envelope ID: 054727D6-3932-4E3D-9B4B-F5A04EC8C6A7
Status: Pending Order Date: 04-12-2010 Revision Number: 1 Date: 04-20-2010

Kayak Insertion Order: IO03294

Links tracking activity generated by email products will be live for the duration of the promotion period or for 34 days after the date on which the promotion is launched, whichever is shorter.	Advertiser understands that Suite of Products (SOP) clicks will be delivered via either the Deals section and/or the Weekly Email Newsletter at Kayak’s sole discretion.

Notes:

Agency / Advertiser Authorized Signature:	/s/ Kathryn Kennedy	Date:	April 20, 2010

Kayak Software Corporation Authorized Signature:	(illegible)	Date:	4/26/10

*  CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.